Exhibit 32.1

                           SECTION 1350 CERTIFICATION


          In connection with the Annual Report of Orthofix International N.V. ("Orthofix") on Form 10-K for the fiscal year ended December 31, 2003 (the "Annual Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Charles W. Federico, Chief Executive Officer, President and Director of Orthofix, certify, pursuant to 18 U.S.C. Section 1350, that to the best of my knowledge:

          1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Orthofix.



Dated:   March 12, 2004                        /s/ CHARLES W. FEDERICO
                                            -----------------------------------
                                            Name:  Charles W. Federico
                                            Title: Chief Executive Officer,
                                                   President and Director